UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_____________

FORM 8-K
_____________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 13, 2019

TG Therapeutics, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-32639 (Commission File Number)	36-3898269 (IRS Employer Identification No.)

2 Gansevoort Street, 9th Floor
New York, New York 10014
(Address of Principal Executive Offices)

(212) 554-4484
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act.
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act.
☐ Pre-commencement communications pursuant to Rule 14d-2b under the Exchange Act.
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Securities filed pursuant to Section 12(b) of the Act:

Title of Class	Trading Symbol(s)	Exchange Name
Common Stock	TGTX	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

TG Therapeutics, Inc. (the “Company”) held its annual meeting of stockholders on Thursday, June 13, 2019 at the offices of its legal counsel, Alston & Bird LLP, 90 Park Avenue, New York, New York 10016 at 9:30 a.m. Eastern Standard Time. Stockholders representing 73,323,677, or 82.01%, of the 89,399,818 outstanding shares were present in person or by proxy. Proxies were solicited by the Company pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended. At the annual meeting, Proposals 1, 2, 3, and 4 were approved, while Proposal 5 was not approved. The proposals below are described in detail in the Company’s definitive proxy statement dated April 30, 2019 for the annual meeting.

The results are as follows:

Proposal 1

The following persons were nominated and elected directors:

Michael S. Weiss	Laurence N. Charney	William J. Kennedy	Mark Schoenebaum, MD	Yann Echelard	Kenneth Hoberman	Daniel Hume

The shareholder voting for board members is summarized as follows:

Director	Votes For	Votes Withheld	Abstentions	Broker Non-Votes
Michael S. Weiss	35,098,269	5,657,030	0	32,568,378
Laurence N. Charney	29,089,938	11,665,361	0	32,568,378
William J. Kennedy	29,075,919	11,679,380	0	32,568,378
Mark Schoenebaum, MD	28,048,449	12,706,850	0	32,568,378
Yann Echelard	35,499,300	5,255,999	0	32,568,378
Kenneth Hoberman	34,101,414	6,653,885	0	32,568,378
Daniel Hume	35,494,132	5,261,167	0	32,568,378

All seven directors will serve on the board of directors of the Company (the “Board”) until the 2020 annual meeting.

Proposal 2

CohnReznick LLP was approved as the Company’s independent registered public accountant for the fiscal year ending December 31, 2019.

The votes cast were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
70,713,954	2,454,575	155,148	0

Proposal 3

Under the advisory vote, the compensation of the Company’s named executive officers was approved.

The votes cast were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
18,680,856	14,124,362	7,950,081	32,568,378

Proposal 4

Under the advisory vote, the shareholders recommended that an advisory vote to approve the compensation of our named executive officers should occur every three (3) years.

The votes cast were as follows:

1 Year	2 Years	3 Years	Abstentions
14,493,936	525,535	24,796,946	938,882

Proposal 5

A shareholder proposal to amend the Company’s articles of incorporation and bylaws to require a majority vote in director elections was not approved.

The votes cast were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
15,664,238	24,562,223	528,838	32,568,378

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TG Therapeutics, Inc.
(Registrant)

Date: June 13, 2019	By:	/s/ Sean A. Power
Sean A. Power
Chief Financial Officer